OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated May 1, 2009

to the Prospectus dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I (the “Funds”).  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Clay Finlay LLC

Old Mutual Capital, Inc. (“OMCAP”), the investment adviser to the Funds, has been informed that Clay Finlay LLC (“Clay Finlay”), sub-adviser to Old Mutual Clay Finlay China Fund and Old Mutual Clay Finlay Emerging Markets Fund and co-sub-adviser to Old Mutual International Equity Fund, will discontinue operations during the second half of 2009.  OMCAP and the Funds’ Board of Trustees are currently evaluating options regarding actions to be taken with respect to the Funds sub-advised by Clay Finlay.  As always, we will notify you promptly of any material changes that affect your investment in the Funds.

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Distributor: Old Mutual Investment Partners
R-09-490 5/2009